DERIVED INFORMATION [10/19/05]

[$882,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,450,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[US Bank, NA]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Counterparty
Underwriter	Credit Suisse First Boston, LLC.
Issuer	Home Equity Asset Trust 2005-9
Depositor	CSFB Mtg Sec Corp
Seller	DLJ Mtg Capital, Inc.
Aggregator	DLJ Mtg Capital, Inc.
Rep Provider	DLJ Mtg Capital, Inc.
Master Servicer	N/A
Trustee	US Bank, NA
MI Provider	N/A
Monoline	N/A
Credit Manager	MurrayHill
Federal Tax Status	REMIC

Originators	Group (%)	Total (%)
To Follow

Servicers	Group (%)	Total (%)
SPS		52.5%
Wells Fargo		30.0%
Ocwen		17.5%

FICO	AGG UPB	AGG %
< 500	1,425,703	0.2%
500 - 519	17,454,043	1.9%
520 - 539	28,700,632	3.2%
540 - 559	41,293,944	4.6%
560 - 579	59,356,488	6.6%
580 - 599	95,306,364	10.6%
600 - 619	133,191,515	14.8%
620 - 639	133,683,236	14.9%
640 - 659	132,899,516	14.8%
660 - 679	97,762,149	10.9%
680 - 699	65,422,324	7.3%
700 - 719	38,269,158	4.3%
720 - 739	22,626,851	2.5%
740 - 759	16,473,677	1.8%
760 - 779	9,099,810	1.0%
780 - 799	4,505,932	0.5%
800 plus	737,767	0.1%

Collateral Info	Group	TOTAL
Gross WAC	7.2%	7.2%
WA CLTV	84.8%	87.2%
CLTV >80%	58.4%	65.5%
CLTV >90%	37.8%	44.9%
CLTV >95%	29.3%	38.2%
LB <$50,000	2.0%	1.5%
LB $50k - $100k	8.7%	6.7%
LB $100k - $150k	16.7%	11.9%
WA FICO	628	631
<560 FICO	8.6%	9.9%
560 - 600 FICO	18.5%	17.8%
SF / TH / PUD	86.1%	87.7%
2-4 Family	7.7%	6.5%
Condo	6.2%	5.8%
Manufactured Housing (MH)	0.0%	0.0%
Other	0.0%	0.0%
Primary	91.0%	93.1%
Second	1.3%	0.8%
Investment	7.7%	6.1%
Full / Alt	58.1%	56.4%
Stated / Limited	41.4%	43.2%
NINA	0.5%	0.4%
1st Lien	98.0%	98.0%
2nd Lien	2.0%	2.0%
State 1	CA	CA
%	31.9%	37.9%
State 2	FL	FL
%	11.6%	10.9%
State 3	IL	NY
%	5.9%	4.1%
State 4	MD	AZ
%	4.3%	4.0%
State 5	NY	IL
%	4.1%	3.6%
ARM / HYB	91.3%	90.9%
Fixed	8.7%	9.1%
Purchase	34.4%	46.5%
Refi-RT	4.7%	2.7%
Refi-CO	60.9%	50.8%
Size	$304,788,426	$898,209,110
AVG Balance	$160,499	$194,544
Loan Count	1,899	4,617
Interest Only (IO)	33.2%	36.7%
Negative Amortization	0.0%	0.0%

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 33.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5
4.5 - 5	462,832	0.1%	-	0.00%
5 - 5.5	18,184,820	2.0%	-	0.00%
5.5 - 6	72,442,849	8.1%	2,518,020	0.30%
6 - 6.5	113,887,354	12.7%	7,609,171	0.80%
6.5 - 7	229,516,407	25.6%	17,384,114	1.90%
7 - 7.5	138,150,681	15.4%	14,082,989	1.60%
7.5 - 8	134,252,616	14.9%	13,004,110	1.40%
8 - 8.5	44,202,567	4.9%	3,235,822	0.40%
8.5 - 9	39,233,460	4.4%	3,899,714	0.40%
9 - 9.5	11,138,249	1.2%	2,841,677	0.30%
9.5 - 10	6,792,902	0.8%	4,110,619	0.50%
10 - 10.5	2,679,524	0.3%	4,915,074	0.50%
10.5 - 11	3,249,843	0.4%	3,092,261	0.30%
11 - 11.5	999,360	0.1%	3,253,014	0.40%
11.5 - 12	285,743	0.0%	774,107	0.10%
12 - 12.5	123,809	0.0%	768,912	0.10%
12.5 - 13	464,738	0.1%	382,614	0.00%
13 - 13.5	-	0.0%	64,966	0.00%
13.5 - 14	31,422	0.0%	-	0.00%
14 - 14.5	128,379	0.0%	19,933	0.00%
14.5 +	24,437	0.0%	-	0.00%

Ratings
Moody's Rating	Aaa
S&P Rating	AAA
Fitch Rating	AAA
DBRS Rating

Credit Enhancement
Subordination (not including OC)	20.70%
Prefund OC (%)	0.95%
Initial Target OC (%)	0.95%
Stepdown OC (%)	1.90%
Stepdown Date	See Termsheet
Excess Interest (12m Avg, Fwd Libor)	To Follow

Notes

All non-dollar amount numbers should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.04%	0.10%	0.03%	0.00%	0.16%	0.06%	0.00%	0.01%
	560 - 599	0.10%	0.18%	0.08%	0.02%	0.15%	0.26%	0.03%	0.37%
	600 - 619	0.05%	0.05%	0.11%	0.00%	0.08%	0.23%	0.05%	0.42%
	620 - 659	0.19%	0.10%	0.18%	0.10%	0.13%	0.51%	0.08%	0.76%
	660 - 699	0.06%	0.07%	0.06%	0.05%	0.01%	0.23%	0.09%	0.45%
	700 - 740	0.01%	0.05%	0.00%	0.06%	0.08%	0.06%	0.00%	0.05%
	740 +	0.00%	0.00%	0.00%	0.01%	0.00%	0.15%	0.00%	0.02%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.06%	0.03%	0.02%	0.03%	0.00%	0.02%	0.00%	0.00%
	560 - 599	0.00%	0.09%	0.12%	0.00%	0.09%	0.02%	0.00%	0.00%
	600 - 619	0.12%	0.00%	0.12%	0.02%	0.01%	0.01%	0.00%	0.00%
	620 - 659	0.08%	0.06%	0.09%	0.02%	0.07%	0.17%	0.02%	0.47%
	660 - 699	0.07%	0.08%	0.02%	0.03%	0.10%	0.13%	0.03%	0.41%
	700 - 740	0.00%	0.05%	0.00%	0.00%	0.02%	0.07%	0.00%	0.12%
	740 +	0.00%	0.01%	0.00%	0.00%	0.02%	0.00%	0.04%	0.05%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.31%	0.63%	0.80%	0.24%	2.05%	1.60%	0.19%	0.17%
	560 - 599	0.32%	0.83%	0.62%	0.45%	1.01%	1.72%	0.75%	2.53%
	600 - 619	0.31%	0.29%	0.24%	0.20%	0.38%	1.02%	0.52%	2.34%
	620 - 659	0.26%	0.52%	0.20%	0.26%	0.47%	1.54%	0.71%	2.83%
	660 - 699	0.10%	0.26%	0.10%	0.01%	0.13%	0.80%	0.35%	1.14%
	700 - 740	0.06%	0.05%	0.01%	0.03%	0.18%	0.20%	0.07%	0.57%
	740 +	0.02%	0.06%	0.00%	0.00%	0.00%	0.24%	0.06%	0.10%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.49%	0.72%	0.43%	0.06%	0.79%	0.65%	0.06%	0.06%
	560 - 599	0.46%	0.46%	0.48%	0.22%	0.82%	1.40%	0.07%	0.09%
	600 - 619	0.23%	0.61%	0.07%	0.12%	0.49%	1.04%	0.28%	0.42%
	620 - 659	0.32%	0.42%	0.31%	0.07%	0.70%	1.79%	0.60%	2.21%
	660 - 699	0.09%	0.18%	0.21%	0.07%	0.48%	0.96%	0.37%	1.55%
	700 - 740	0.05%	0.12%	0.04%	0.08%	0.11%	0.26%	0.28%	1.05%
	740 +	0.02%	0.01%	0.00%	0.00%	0.12%	0.12%	0.08%	0.59%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.06%	0.22%	0.42%	0.17%	0.48%	0.52%	0.13%	1.04%
	600 - 619	0.14%	0.19%	0.19%	0.22%	0.30%	0.60%	0.50%	1.70%
	620 - 659	0.17%	0.41%	0.29%	0.39%	0.35%	1.07%	0.42%	3.41%
	660 - 699	0.07%	0.29%	0.11%	0.11%	0.38%	0.47%	0.29%	2.34%
	700 - 740	0.00%	0.06%	0.04%	0.03%	0.05%	0.24%	0.00%	0.72%
	740 +	0.00%	0.00%	0.03%	0.00%	0.03%	0.05%	0.00%	0.63%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%
	560 - 599	0.05%	0.08%	0.07%	0.00%	0.05%	0.14%	0.00%	0.06%
	600 - 619	0.00%	0.11%	0.24%	0.04%	0.15%	0.33%	0.02%	0.26%
	620 - 659	0.17%	0.43%	0.56%	0.37%	0.59%	0.84%	0.20%	3.76%
	660 - 699	0.07%	0.31%	0.20%	0.03%	0.31%	0.87%	0.39%	3.22%
	700 - 740	0.00%	0.06%	0.10%	0.05%	0.07%	0.12%	0.04%	1.46%
	740 +	0.03%	0.00%	0.00%	0.04%	0.02%	0.08%	0.04%	0.77%

Should equal 100% ---->	100%

79.1 - 80% CLTV (%)	11.45%
GT 80% CLTV (%)	65.50%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:

2. Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4. Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)

6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 33.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.06%	0.00%	0.00%	0.03%
	560 - 599	0.01%	0.06%	0.06%	0.00%	0.07%	0.11%	0.00%	0.28%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.04%	0.05%	0.05%	0.43%
	620 - 659	0.09%	0.06%	0.25%	0.04%	0.21%	0.51%	0.14%	0.64%
	660 - 699	0.13%	0.11%	0.00%	0.12%	0.04%	0.37%	0.06%	0.82%
	700 - 740	0.00%	0.03%	0.00%	0.03%	0.10%	0.00%	0.00%	0.10%
	740 +	0.00%	0.00%	0.00%	0.04%	0.00%	0.16%	0.00%	0.03%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.02%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.09%	0.00%	0.19%	0.07%	0.00%	0.00%
	600 - 619	0.31%	0.00%	0.09%	0.06%	0.03%	0.00%	0.01%	0.00%
	620 - 659	0.19%	0.19%	0.22%	0.00%	0.00%	0.09%	0.02%	0.41%
	660 - 699	0.07%	0.19%	0.00%	0.08%	0.00%	0.12%	0.01%	0.33%
	700 - 740	0.00%	0.09%	0.00%	0.00%	0.05%	0.21%	0.00%	0.13%
	740 +	0.00%	0.04%	0.00%	0.00%	0.07%	0.00%	0.00%	0.00%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.42%	0.37%	0.52%	0.09%	1.49%	1.20%	0.24%	0.14%
	560 - 599	0.57%	0.82%	0.45%	0.57%	0.54%	1.17%	1.09%	2.51%
	600 - 619	0.39%	0.19%	0.28%	0.44%	0.46%	1.17%	0.48%	2.30%
	620 - 659	0.46%	0.72%	0.33%	0.42%	0.66%	1.98%	1.16%	3.33%
	660 - 699	0.05%	0.27%	0.09%	0.03%	0.16%	0.80%	0.74%	1.03%
	700 - 740	0.05%	0.00%	0.03%	0.10%	0.06%	0.00%	0.19%	0.33%
	740 +	0.05%	0.00%	0.01%	0.00%	0.00%	0.11%	0.16%	0.12%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.64%	0.62%	0.19%	0.07%	1.75%	0.39%	0.10%	0.06%
	560 - 599	0.54%	0.52%	0.74%	0.17%	1.37%	1.05%	0.14%	0.14%
	600 - 619	0.29%	0.69%	0.10%	0.15%	0.62%	1.53%	0.19%	0.26%
	620 - 659	0.39%	0.34%	0.43%	0.15%	0.93%	2.49%	1.02%	2.05%
	660 - 699	0.21%	0.30%	0.20%	0.20%	0.55%	1.21%	0.47%	1.41%
	700 - 740	0.14%	0.12%	0.00%	0.00%	0.32%	0.31%	0.24%	0.58%
	740 +	0.06%	0.00%	0.00%	0.00%	0.00%	0.21%	0.09%	0.35%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.11%	0.40%	0.34%	0.16%	0.36%	0.61%	0.23%	1.45%
	600 - 619	0.25%	0.38%	0.24%	0.30%	0.23%	0.87%	0.75%	1.27%
	620 - 659	0.51%	0.49%	0.33%	0.57%	0.72%	0.96%	0.37%	3.44%
	660 - 699	0.14%	0.39%	0.10%	0.32%	0.40%	0.64%	0.38%	1.72%
	700 - 740	0.00%	0.07%	0.11%	0.09%	0.00%	0.21%	0.00%	0.57%
	740 +	0.00%	0.00%	0.10%	0.00%	0.08%	0.00%	0.00%	0.56%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.07%	0.00%	0.00%	0.00%
	560 - 599	0.13%	0.09%	0.19%	0.00%	0.10%	0.26%	0.00%	0.00%
	600 - 619	0.00%	0.32%	0.28%	0.00%	0.09%	0.35%	0.00%	0.17%
	620 - 659	0.51%	0.74%	0.90%	0.76%	0.40%	0.78%	0.15%	0.94%
	660 - 699	0.09%	0.54%	0.59%	0.09%	0.40%	0.41%	0.07%	0.71%
	700 - 740	0.00%	0.18%	0.09%	0.00%	0.11%	0.09%	0.00%	0.21%
	740 +	0.08%	0.00%	0.00%	0.00%	0.07%	0.05%	0.00%	0.40%

Should equal 100% ---->	100%

79.1 - 80% CLTV (%)	12.80%
GT 80% CLTV (%)	58.37%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:

2. Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4. Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)

6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 33.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed 1st Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.66%	0.00%	0.00%	0.35%
	560 - 599	0.07%	0.72%	0.67%	0.00%	0.76%	1.30%	0.00%	1.43%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.48%	0.58%	0.56%	2.47%
	620 - 659	1.05%	0.66%	2.85%	0.51%	2.36%	5.78%	1.08%	1.06%
	660 - 699	1.51%	1.29%	0.00%	1.43%	0.45%	4.23%	0.34%	7.82%
	700 - 740	0.00%	0.30%	0.00%	0.33%	1.13%	0.00%	0.00%	0.76%
	740 +	0.00%	0.00%	0.00%	0.45%	0.00%	1.85%	0.00%	0.23%

Fixed 1st Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.33%	0.00%	0.00%
	560 - 599	0.00%	0.00%	1.03%	0.00%	2.18%	0.79%	0.00%	0.00%
	600 - 619	3.58%	0.00%	1.03%	0.71%	0.39%	0.00%	0.00%	0.00%
	620 - 659	2.16%	2.13%	2.50%	0.00%	0.00%	0.84%	0.00%	0.00%
	660 - 699	0.79%	2.17%	0.00%	0.96%	0.00%	1.23%	0.00%	1.22%
	700 - 740	0.00%	1.03%	0.00%	0.00%	0.61%	2.40%	0.00%	0.32%
	740 +	0.00%	0.42%	0.00%	0.00%	0.80%	0.00%	0.00%	0.00%

Fixed 2nd Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.80%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.48%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.58%	6.28%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.34%	1.57%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.37%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%

Fixed 2nd Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%	0.00%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.19%	0.28%	4.64%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%	0.08%	2.51%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.18%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Should equal 100% ---->	100.0%

79.1 - 80% CLTV (%)	9.82%
GT 80% CLTV (%)	59.66%

1. We would expect up to four FICO/CLTV grids on every deal, grouped by product and documentation standard:

2. Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4. Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)

6. The sum of all four FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Aggregate
WA Initial Cap	2.62
WA Periodic Cap	1.40
WA Max Rate	13.36
WA MTR	23

Group 1
WA Initial Cap G1	2.57
WA Periodic Cap G1	1.47
WA Max Rate G1	13.45
WA MTR G1	22

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Aggregrate - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,237,832	0.1	4.94	80.6	675
5.01 - 5.50	69	20,536,661	2.3	5.35	76.1	672
5.51 - 6.00	279	80,067,022	8.9	5.85	77.0	652
6.01 - 6.50	567	147,768,431	16.5	6.34	77.0	650
6.51 - 7.00	950	225,025,634	25.1	6.80	79.2	642
7.01 - 7.50	738	161,723,241	18.0	7.29	80.0	625
7.51 - 8.00	662	129,715,902	14.4	7.78	81.7	615
8.01 - 8.50	309	47,803,193	5.3	8.29	82.1	592
8.51 - 9.00	255	38,864,596	4.3	8.75	83.0	593
9.01 - 9.50	136	14,424,371	1.6	9.27	83.2	578
9.51 - 10.00	163	10,827,154	1.2	9.81	83.9	600
10.01 - 10.50	165	7,376,590	0.8	10.36	92.7	607
10.51 - 11.00	88	5,801,407	0.6	10.78	86.4	584
11.01 - 11.50	139	4,073,486	0.5	11.32	95.2	622
11.51 - 12.00	32	1,044,283	0.1	11.81	92.6	596
12.01 - 12.50	43	1,056,718	0.1	12.42	89.3	579
12.51 - 13.00	12	658,417	0.1	12.80	74.9	535
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	4	148,312	0.0	14.18	62.4	586
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	4,617	898,209,110	100.0	7.17	79.8	631

Aggregrate -Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,237,832	0.2	4.94	80.6	675
5.01 - 5.50	69	20,536,661	2.5	5.35	76.1	672
5.51 - 6.00	268	76,956,220	9.4	5.84	77.2	651
6.01 - 6.50	524	137,070,156	16.8	6.34	77.5	649
6.51 - 7.00	863	209,668,908	25.7	6.80	79.5	641
7.01 - 7.50	658	146,287,466	17.9	7.29	80.1	625
7.51 - 8.00	588	119,064,305	14.6	7.78	81.8	614
8.01 - 8.50	274	44,944,604	5.5	8.29	82.4	591
8.51 - 9.00	218	34,737,046	4.3	8.74	82.9	590
9.01 - 9.50	87	11,886,464	1.5	9.26	81.0	565
9.51 - 10.00	58	6,577,929	0.8	9.77	75.3	566
10.01 - 10.50	27	2,260,018	0.3	10.27	80.0	555
10.51 - 11.00	25	3,046,990	0.4	10.75	74.8	534
11.01 - 11.50	14	969,964	0.1	11.26	81.3	598
11.51 - 12.00	5	285,483	0.0	11.86	75.4	528
12.01 - 12.50	5	264,964	0.0	12.40	68.0	550
12.51 - 13.00	5	272,744	0.0	12.87	72.2	528
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	3	128,379	0.0	14.17	63.2	589
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	3,697	816,251,992	100.0	7.08	79.6	630

Aggregrate -Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.88 - 6.00	11	3,110,803	3.8	5.98	70.6	669
6.01 - 6.50	43	10,698,276	13.1	6.34	70.5	653
6.51 - 7.00	87	15,356,725	18.7	6.84	74.5	653
7.01 - 7.50	80	15,435,775	18.8	7.29	79.0	625
7.51 - 8.00	74	10,651,597	13.0	7.77	80.5	620
8.01 - 8.50	35	2,858,589	3.5	8.27	77.6	606
8.51 - 9.00	37	4,127,550	5.0	8.85	84.0	613
9.01 - 9.50	49	2,537,907	3.1	9.32	94.0	637
9.51 - 10.00	105	4,249,225	5.2	9.87	97.2	653
10.01 - 10.50	138	5,116,573	6.2	10.40	98.4	630
10.51 - 11.00	63	2,754,417	3.4	10.81	99.1	639
11.01 - 11.50	125	3,103,522	3.8	11.35	99.5	629
11.51 - 12.00	27	758,801	0.9	11.79	99.1	621
12.01 - 12.50	38	791,753	1.0	12.43	96.4	589
12.51 - 13.00	7	385,673	0.5	12.74	76.8	539
14.01 - 14.24	1	19,933	0.0	14.24	57.0	570
Total:	920	81,957,118	100.0	7.99	81.5	636

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 33.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Group 1 - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	2	462,832	0.2	4.84	77.4	672
5.01 - 5.50	40	9,142,639	3.0	5.32	74.0	671
5.51 - 6.00	136	30,890,414	10.1	5.85	74.2	645
6.01 - 6.50	227	46,871,485	15.4	6.33	75.7	642
6.51 - 7.00	357	68,259,573	22.4	6.81	77.7	633
7.01 - 7.50	300	53,701,662	17.6	7.28	80.4	626
7.51 - 8.00	287	47,742,377	15.7	7.78	82.8	614
8.01 - 8.50	138	18,530,377	6.1	8.29	83.2	609
8.51 - 9.00	109	13,926,169	4.6	8.75	85.1	605
9.01 - 9.50	56	5,004,063	1.6	9.30	82.1	586
9.51 - 10.00	70	3,869,243	1.3	9.83	84.0	612
10.01 - 10.50	63	2,512,081	0.8	10.33	89.4	598
10.51 - 11.00	37	1,532,254	0.5	10.80	86.9	598
11.01 - 11.50	43	1,374,367	0.5	11.28	90.9	630
11.51 - 12.00	20	433,478	0.1	11.83	98.3	619
12.01 - 12.50	9	385,704	0.1	12.40	85.8	584
12.51 - 13.00	2	47,458	0.0	12.78	98.9	634
14.01 - 14.24	3	102,252	0.0	14.18	61.2	603
Total:	1,899	304,788,426	100.0	7.17	79.3	628

Group 1 - Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	2	462,832	0.2	4.84	77.4	672
5.01 - 5.50	40	9,142,639	3.3	5.32	74.0	671
5.51 - 6.00	133	30,161,869	10.8	5.84	74.5	644
6.01 - 6.50	210	43,658,103	15.7	6.32	76.1	641
6.51 - 7.00	323	62,045,153	22.3	6.81	78.2	630
7.01 - 7.50	279	49,678,216	17.9	7.29	80.1	624
7.51 - 8.00	256	43,851,021	15.8	7.77	83.1	613
8.01 - 8.50	127	17,653,684	6.3	8.29	83.5	608
8.51 - 9.00	94	12,638,182	4.5	8.75	85.0	601
9.01 - 9.50	32	4,088,507	1.5	9.28	78.1	571
9.51 - 10.00	22	2,196,177	0.8	9.81	75.1	588
10.01 - 10.50	14	1,063,391	0.4	10.26	77.4	548
10.51 - 11.00	9	672,060	0.2	10.74	71.7	568
11.01 - 11.50	8	558,041	0.2	11.19	78.8	612
11.51 - 12.00	1	38,984	0.0	11.75	85.0	638
12.01 - 12.50	2	159,510	0.1	12.50	66.9	529
14.01 - 14.19	2	82,318	0.0	14.16	62.3	611
Total:	1,554	278,150,687	100.0	7.09	79.0	626

Group 1 - Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.99 - 6.00	3	728,546	2.7	5.99	61.4	669
6.01 - 6.50	17	3,213,382	12.1	6.38	71.5	658
6.51 - 7.00	34	6,214,420	23.3	6.82	71.9	663
7.01 - 7.50	21	4,023,446	15.1	7.23	84.1	655
7.51 - 8.00	31	3,891,356	14.6	7.79	79.2	633
8.01 - 8.50	11	876,692	3.3	8.30	78.5	637
8.51 - 9.00	15	1,287,986	4.8	8.81	86.4	651
9.01 - 9.50	24	915,555	3.4	9.35	99.8	656
9.51 - 10.00	48	1,673,066	6.3	9.87	95.7	643
10.01 - 10.50	49	1,448,690	5.4	10.39	98.1	635
10.51 - 11.00	28	860,194	3.2	10.84	98.8	622
11.01 - 11.50	35	816,326	3.1	11.34	99.3	642
11.51 - 12.00	19	394,494	1.5	11.84	99.6	617
12.01 - 12.50	7	226,193	0.8	12.33	99.1	623
12.51 - 13.00	2	47,458	0.2	12.78	98.9	634
14.01 - 14.24	1	19,933	0.1	14.24	57.0	570
Total:	345	26,637,739	100.0	7.97	81.7	649

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

	%			WA	WA
	Scheduled	WAC	WA	OLTV*	CLTV	%
Product - Total	Balance	%	FICO	%	%	Purchase
Fixed Rate First Lien	7.1%	7.28%	633	76.5%	79.6%	23.6%
Fixed Rate Second Lien	2.0%	10.51%	644	99.4%	99.4%	85.7%
ARM First Lien	90.9%	7.08%	630	79.6%	87.6%	47.4%
Total:	100.0%	7.17%	631	79.8%	87.2%	46.5%

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 33.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

	%			WA	WA
	Scheduled	WAC	WA	OLTV*	CLTV	%
Product - Group1	Balance	%	FICO	%	%	Purchase
Fixed Rate First Lien	6.7%	7.24%	651	76.5%	79.8%	27.5%
Fixed Rate Second Lien	2.0%	10.45%	644	99.0%	99.0%	74.1%
ARM First Lien	91.3%	7.09%	626	79.0%	84.8%	34.1%
Total:	100.0%	7.17%	628	79.3%	84.8%	34.4%